Commitments and Contingencies	6 Months Ended
Jun. 30, 2014
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
11.	Commitments and Contingencies

a) In December 2012, July 2013 and November 2013, the Partnership signed contracts with Daewoo Shipbuilding & Marine Engineering Co., Ltd., (or DSME) for the construction of five 173,400-cubic meter LNG carriers at a total cost of approximately $1,050 million. These newbuilding vessels will be equipped with the M-type, Electronically Controlled, Gas Injection (or MEGI) twin engines, which are expected to be significantly more fuel-efficient and have lower emission levels than other engines currently being utilized in LNG shipping. The two vessels ordered in December 2012 are scheduled for delivery in 2016 and, upon delivery of the vessels, will be chartered to Cheniere Marketing L.L.C. at fixed rates for a period of five years. The Partnership intends to secure charter contracts for the remaining three vessels prior to their delivery in 2017. As at June 30, 2014, costs incurred under these newbuilding contracts totaled $117.8 million and the estimated remaining costs to be incurred are $71.2 million (remainder of 2014), $137.7 million (2015), $296.9 million (2016) and $426.4 million (2017).

b) As described in Note 4, the Teekay Nakilat Joint Venture is the lessee under 30-year capital lease arrangements with a third party for the three RasGas II LNG Carriers (or the RasGas II Leases). The UK taxing authority (or HMRC) has been urging the lessor as well as other lessors under capital lease arrangements that have tax benefits similar to the ones provided by the RasGas II Leases, to terminate such finance lease arrangements and has in other circumstances challenged the use of similar structures. As a result, the lessor has requested that the Teekay Nakilat Joint Venture contemplate the termination of the RasGas II Leases or entertain other alternatives for the leasing structure. The Teekay Nakilat Joint Venture has declined the request from HMRC to voluntarily terminate the RasGas II Leases primarily because of a January 2012 court decision from the First Tribunal regarding a similar financial lease of an LNG carrier that ruled in favor of the taxpayer, as well as a 2013 decision from the Upper Tribunal that upheld the 2012 verdict. However, HMRC appealed the 2013 decision to the Court of Appeal and in August 2014, HMRC was successful in having the judgment of the First Tribunal (in favor of the taxpayer) set aside. The matter will now be reconsidered by the First Tribunal, taking into account the appellate court’s comments on their earlier judgment.

If HMRC is able to successfully challenge the RasGas II Leases, the Teekay Nakilat Joint Venture could be subject to significant costs associated with the termination of the lease or increased lease payments to compensate the lessor for the lost tax benefits. The Partnership estimates its 70.0% share of the potential exposure to be approximately $34 million, exclusive of any interest rate swap termination costs and costs associated with any new financing.

c) As described in Note 5a, the Partnership has an ownership interest in the BG Joint Venture and as part of the acquisition, agreed to assume BG’s obligation to provide shipbuilding supervision and crew training services for the four LNG carrier newbuildings up to their delivery dates pursuant to a ship construction support agreement. The shipbuilding and crew training obligation to be incurred, net of the reimbursement from BG are $2.5 million (remainder of 2014), $3.7 million (2015), $2.0 million (2016), $2.4 million (2017), $3.0 million (2018) and $2.8 million (thereafter).

In addition, the BG Joint Venture secured a $787.0 million debt facility to finance a portion of the estimated fully built-up cost of $1.0 billion for its four newbuilding carriers with the remaining portion to be financed pro-rata based on ownership interests by the Partnership and the other partners. The Partnership’s proportionate share of the newbuilding installments, net of the financing, are $3.8 million (remainder of 2014), $4.9 million (2015), $7.9 million (2016), $15.0 million (2017), $17.3 million (2018) and $6.3 million (thereafter).